SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                                   April 17, 2001
(Date of earliest event reported)                                April 17, 2001


                            Quad City Holdings, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-22208                                        42-1397595
(Commission File Number)                 (I.R.S. Employer Identification Number)



3551 Seventh Street, Suite 204, Moline, Illinois                          61265
(Address of principal executive offices)                             (Zip Code)



                                 (309) 736-3580
              (Registrant's telephone number, including area code)






Item 5.  Other Information

     On April  17,  2001,  Quad  City  Holdings,  Inc.  issued a press  release,
attached   hereto  as  Exhibit  99.1,   announcing   its  expansion  into  Cedar
Rapids,Iowa.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release dated April 17, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUAD CITY HOLDINGS, INC.


Dated:  April 17, 2001                 By:    /s/ Todd A Gipple
                                              Todd A. Gipple
                                              Chief Financial Officer